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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of Reunion Industries, Inc. of our report dated March 23, 1998 appearing on page F-2 of the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

                                          /s/ Price Waterhouse LLP
                                          PRICE WATERHOUSE LLP

Stamford, CT

June 25, 1998